This prospectus has information you should know before you invest. Please read it carefully and keep it with your investment records.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------

                          [LOGO] STATE STREET RESEARCH

                                 Health Sciences Fund
                                 -----------------------------------------------

                               [GRAPHIC OF TOWER]

--------------------------------------------------------------------------------

                                                  An aggressive growth
                                                  fund investing in
                                                  health science companies

                                                  Prospectus
                                                  July 1, 2000
                                                  (as supplemented
                                                  October 16, 2000)
--------------------------------------------------------------------------------

                                    Contents                                   1
--------------------------------------------------------------------------------

     2  The Fund
      ---------------------------

     2  Goal and Strategies
     3  Principal Risks
     6  Investor Expenses
     8  Investment Management

     9  Your Investment
      ---------------------------

     9  Opening an Account
     9  Choosing a Share Class
    10  Sales Charges
    13  Dealer Compensation
    14  Buying and Selling Shares
    18  Account Policies
    20  Distributions and Taxes
    21  Investor Services

    22  Other Information
      ---------------------------

    22  Other Securities and Risks
    25  Financial Highlights
    26  Board of Trustees

Back Cover  For Additional Information

    2                               The Fund
--------------------------------------------------------------------------------

[CHESS PIECE] Goal and Strategies

Goal The fund seeks to provide long-term growth of capital.

Principal Strategies Under normal market conditions, the fund invests at least 65% of total assets in securities of companies in health sciences and related industries. These companies include health care providers as well as businesses involved in the development, production, and distribution or delivery, of medical and pharmaceutical products and services.Companies engaged in biotechnology and medical research and development are also included, plus companies that may design, manufacture and distribute medical, dental and optical equipment and supplies,including diagnostic equipment. The companies may also provide diagnostic services or operate health facilities and hospitals, or provide related administrative, management and financial support.

In selecting investments, the fund looks for companies that appear to have the potential for above-average growth over the long term. The fund expects to invest in health care companies comparable in size to those in the health care sector of the Russell 3000(R) Index or in similar companies, including foreign companies. The fund's portfolio will be comprised predominantly of large-capitalization issuers, although the fund does not limit its investments to companies of any particular size. The fund's investments may include common and preferred stocks, convertible securities, warrants and depository receipts.

                                                                           3
                                                                           -----

The fund reserves the right to invest up to 35% of total assets in other securities. These may include stocks of companies not associated with health sciences. They may also include debt securities and smaller capitalization companies.

For information about the fund's investments and practices, see page 22.

[GRAPHIC OF SIGN] Principal Risks

Because the fund invests primarily in stocks, including foreign stocks, its major risks are those of stock investing, including sudden and unpredictable drops in value and the potential for periods of lackluster or negative performance.

The fund's strategy of focusing on health sciences and related companies means that its performance will be closely tied to the performance of a particular market segment. At times, the performance of these companies may lag the performance of the broader stock market.

The fund is nondiversified, which means that compared to a diversified fund, it may invest relatively more of

[MAGNIFYING GLASS] Who May Want To Invest

State Street Research Health Sciences Fund is designed for investors who seek one or more of the following:

o     an aggressive stock fund for a long-term goal

o     a fund to complement a well-diversified portfolio

o     a focused fund

The fund is not appropriate for investors who:

o     want to avoid high volatility or possible losses

o     want a fund that invests in a broad range of industries

o     are making short-term investments

o     are investing emergency reserve money

o     are seeking regular income

    4                          The Fund continued
--------------------------------------------------------------------------------

its assets in fewer companies. The fund could therefore be more significantly affected by the poor performance of a small number of its investments.

Investments in health sciences companies are subject to a number of risks, including the adverse impact of legislative actions and government regulations. These actions and regulations can affect the approval process for patents, medical devices and drugs, the funding of research and medical care programs, and the operation and licensing of facilities and personnel. The goods and services of health sciences companies are subject to risks of rapid technological change and obsolescence, product liability litigation, and intense price and other competitive pressures. Some companies may be unseasoned and have limited operating histories, resources and product lines.

Because the fund may invest in U.S. companies with some international business, it is subject to the risks associated with international investing.

For the above reasons, an investment in the fund should only be used to complement a portfolio that is already well diversified.

The success of the fund's investment strategy depends largely on the portfolio manager's fundamental analysis of individual companies and assessment of the economic environment for its business.

The fund's goal, investment strategies, and most other investment policies may be changed without shareholder approval.

The fund's shares will rise and fall in value and there is a risk that you could lose money by investing in the fund. Also, the fund cannot be certain that it will achieve its goal. Finally, fund shares are not bank deposits and not guaranteed, endorsed or insured by any financial institution, government entity or the FDIC.

Information on other securities and risks appears on page 22.

A "snapshot" of the fund's investments may be found in the current annual or semiannual report (see back cover).

                                                                           5
                                                                           -----

[MAGNIFYING GLASS] What Drives the Health Sciences Industries?

A variety of important factors are influencing the health sciences and related industries in significant ways. The aging of the overall population, and a focus on good health and prevention of illness, as well as increased attention to the diagnosis of diseases and deficiencies, have generated growth in the health science field. Technological advances in the development of drugs, medical devices and procedures, and genetic engineering, have similarly fostered growth in the health care area. The focus of consumers and regulators on health care costs, managed health care programs, health maintenance organizations, and other service delivery arrangements, have driven the industries further.

At the same time, these forces have heightened the difficulty of investing in health sciences companies. Shifts in consumer attitudes or regulatory policy, or new medical or technological developments, can have a substantial positive or negative effect on a company's business.

Changes in the financial infrastructurefor health sciences may also affect thecompanies. For example, changes in Medicare/Medicaid and private insurance coverage, as well as the consolidation or break-up of individual companies themselves, influence the overall business prospects of the health sciences sector.

    6                          Investor Expenses
--------------------------------------------------------------------------------

                                                                                    Class descriptions begin on page 9
                                                                      --------------------------------------------------------------
Shareholder Fees (% of offering price)                                Class A    Class B(1)      Class B       Class C     Class S
------------------------------------------------------------------------------------------------------------------------------------
                      Maximum front-end sales charge (load)           5.75(a)      0.00           0.00           0.00        0.00
                      Maximum deferred sales charge (load)            0.00(a)      5.00           5.00           1.00        0.00

Annual Fund Operating Expenses (% of average net assets)              Class A    Class B(1)      Class B       Class C     Class S
------------------------------------------------------------------------------------------------------------------------------------
                      Management fee                                  0.75         0.75           0.75           0.75        0.75
                      Service/distribution (12b-1) fees               0.30(b)      1.00           1.00           1.00        0.00
                      Other expenses(c)                               5.00         5.00           5.00           5.00        5.00
                                                                      ----         ----           ----           ----        ----
                      Total annual fund operating expenses*           6.05         6.75           6.75           6.75        5.75
                                                                      ====         ====           ====           ====        ====

                      *Because some of the fund's expenses
                      have been subsidized, actual total
                      operating expenses for the prior period were:   1.55         2.25           2.25           2.25        1.25

                      The fund expects the expense subsidy to continue through the current fiscal year, although there is no guarantee that it will.(d)

Example               Year                                            Class A    Class B(1)      Class B       Class C     Class S
------------------------------------------------------------------------------------------------------------------------------------
                      1                                                $1,142   $1,169/$669    $1,169/$669    $769/$669     $573
                      3                                                $2,259  $2,272/$1,972  $2,272/$1,972     $1,972     $1,706

(a)   Except for investments of $1 million or more; see page 10.

(b) Reflects fee schedule that became effective May 1, 2000, as if it had been in place during the fund's previous fiscal year. The Trustees may increase the current fees shown for Class A shares at any time, provided that the fees do not exceed a maximum of 0.40%.

(c) Because the fund has been newly organized, the percentage expense levels shown in the table as other expenses are based on estimates.

(d) The distributor has voluntarily undertaken to pay certain fund expenses. It has done this to assist the fund in achieving the actual total operating expense ratio shown, as set by the distributor and Board of Trustees from time to time. In the future, the distributor may seek repayment from the fund (as long as these payments do not cause the fund's expenses to exceed certain limits).

                                                                           7
                                                                           -----

[MAGNIFYING GLASS] Understanding Investor Expenses

The information on the opposite page is designed to give you an idea of what you should expect to pay in expenses as an investor in the fund:

o Shareholder Fees are costs that are charged to you directly. These fees are not charged on reinvestments or exchanges.

o Annual Fund Operating Expenses are deducted from the fund's assets every year, and are thus paid indirectly by all fund investors.

o The Example is designed to allow you to compare the costs of this fund with those of other funds. It assumes that you invested $10,000 over the years indicated, reinvested all distributions, earned a hypothetical 5% annual return and paid the maximum applicable sales charges.

Where two numbers are shown separated by a slash, the first one assumes you sold all your shares at the end of the period, while the second assumes you stayed in the fund. Where there is only one number, the costs would be the same either way.

The figures in the example assume full annual expenses, and would be lower if they reflected the various expense reductions that may have been taken.

Investors should keep in mind that the example is for comparison purposes only. The fund's actual performance and expenses may be higher or lower.

    8                          The Fund continued
--------------------------------------------------------------------------------

[THINKER] Investment Management

The fund's investment manager is State Street Research & Management Company, One Financial Center, Boston, Massachusetts 02111. The firm traces its heritage back to 1924 and the founding of one of America's first mutual funds. Today the firm has $53 billion in assets under management (as of May 31, 2000), including $19 billion in mutual funds.

The investment manager is responsible for the fund's investment and business activities, and receives the management fee (0.75% of average net assets, annually) as compensation. The investment manager is a subsidiary of Metropolitan Life Insurance Company.

John R. Borzilleri, MD has been responsible for the fund's day-to-day portfolio management since its inception in December 1999. A senior vice president, he joined the firm in 1997 as an equity research analyst. Prior to joining the investment manager, he was an equity analyst at Montgomery Securities and Dean Witter, and has worked as an investment professional since 1991. Previously, Mr. Borzilleri was a practicing physician.

                                 Your Investment                           9
--------------------------------------------------------------------------------

[KEY] Opening an Account

If you are opening an account through a financial professional, he or she can assist you with all phases of your investment.

If you are investing through a large retirement plan or other special program, follow the instructions in your program materials.

To open an account without the help of a financial professional, please use the instructions on these pages.

[CHECKLIST] Choosing a Share Class

The fund generally offers four share classes, each with its own sales charge and expense structure: Class A, Class B(1), Class C and Class S. The fund also offers Class B shares, but only to current Class B shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of the State Street Research funds.

If you are investing a substantial amount and plan to hold your shares for a long period, Class A shares may make the most sense for you. If you are investing a lesser amount, you may want to consider Class B(1) shares (if investing for at least six years) or Class C shares (if investing for less than six years). If you are investing through a special program, such as a large employer-sponsored retirement plan or certain programs available through brokers, you may be eligible to purchase Class S shares.

Because all future investments in your account will be made in the share class you designate when opening the account, you should make your decision carefully. Your financial professional can help you choose the share class that makes the most sense for you.

    10                     Your Investment continued
--------------------------------------------------------------------------------

Class A -- Front Load

o     Initial sales charge of 5.75% or less

o Lower sales charges for larger investments; see sales charge schedule at right

o Lower annual expenses than Class B(1) or Class C shares because of lower service/distribution (12b-1) fee of up to 0.40%

Class B(1) -- Back Load

o     No initial sales charge

o     Deferred sales charge of 5% or less on shares you sell within six years

o     Annual service/distribution (12b-1) fee of 1.00%

o Automatic conversion to Class A shares after eight years, reducing future annual expenses

Class B -- Back Load

o     Available only to current Class B shareholders; see page 11 for details

Class C -- Level Load

o     No initial sales charge

o Deferred sales charge of 1%, paid if you sell shares within one year of purchase

o     Lower deferred sales charge than Class B(1) shares

o     Annual service/distribution (12b-1) fee of 1.00%

o No conversion to Class A shares after eight years, so annual expenses do not decrease

Class S -- Special Programs

o Available only through certain retirement accounts, advisory accounts of the investment manager and other special programs, including programs through financial professionals with recordkeeping and other services; these programs usually involve special conditions and separate fees (consult your financial professional or your program materials)

o     No sales charges of any kind

o No service/distribution (12b-1) fees; annual expenses are lower than other share classes

Sales Charges

Class A -- Front Load

when you invest           this % is       which equals
this amount               deducted        this % of
                          for sales       your net
                          charges         investment
-------------------------------------------------------
Up to $50,000               5.75               6.10

$50,000 to $100,000         4.50               4.71

$100,000 to $250,000        3.50               3.63

$250,000 to $500,000        2.50               2.56

$500,000 to $1 million      2.00               2.04

$1 million or more                        see below

With Class A shares, you pay a sales charge when you buy shares.

If you are investing $1 million or more (either as a lump sum or through any of the methods described on the application), you can purchase Class A shares without any sales charge. However, you may be charged a "contingent deferred sales charge" (CDSC) of up to 1% if you sell any shares within one year of purchasing them. See "Other CDSC Policies" on page 12.

Class A shares are also offered with low or no sales charges through various wrap-fee programs and other sponsored arrangements (consult your financial professional or your program materials).

Class B(1) -- Back Load

                                      this % of net asset value
when you sell shares                  at the time of purchase (or
in this year after you                of sale, if lower) is deducted
bought them                           from your proceeds
--------------------------------------------------------------------
First year                                       5.00

Second year                                      4.00

Third year                                       3.00

Fourth year                                      3.00

Fifth year                                       2.00

Sixth year                                       1.00

Seventh or eighth year                           None

With Class B(1) shares, you pay no sales charge when you invest, but you are charged a "contingent deferred sales charge" (CDSC) when you sell shares you have held for six years or less, as described in the table above. See "Other CDSC Policies" on page 12.

Class B(1) shares automatically convert to Class A shares after eight years; Class A shares have lower annual expenses.

Class B -- Back Load

Class B shares are available only to current shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of the State Street Research funds. Other investments made by current Class B shareholders will be in Class B(1) shares.

With Class B shares, you are charged a "contingent deferred sales charge" (CDSC) when you sell shares you have held for five years or less. The CDSC is a percentage of net asset value at the time of purchase (or of sale, if lower) and is deducted from your proceeds. When you sell shares in the first year after you bought them, the CDSC is 5.00%; second year, 4.00%; third year, 3.00%; fourth year, 3.00%; fifth year, 2.00%; sixth year or later, none. See "Other CDSC Policies" on page 12.

Class B shares automatically convert to Class A shares after eight years.

Class C -- Level Load

                                      this % of net asset value
when you sell shares                  at the time of purchase (or
in this year after you                of sale, if lower) is deducted
bought them                           from your proceeds
--------------------------------------------------------------------
First year                                     1.00

Second year or later                           None

With Class C shares, you pay no sales charge when you invest, but you are charged a "contingent deferred sales charge" (CDSC) when you sell shares you have held for one year or less, as

    12                     Your Investment continued
--------------------------------------------------------------------------------

described in the table above. See "Other CDSC Policies" below.

Class C shares currently have the same annual expenses as Class B(1) shares, but never convert to Class A shares.

Class S -- Special Programs

Class S shares have no sales charges.

Other CDSC Policies

The CDSC will be based on the net asset value of the shares at the time of purchase (or sale, if lower). Any shares acquired through reinvestment are not subject to the CDSC. There is no CDSC on exchanges into other State Street Research funds, and the date of your initial investment will continue to be used as the basis for CDSC calculations when you exchange. To ensure that you pay the lowest CDSC possible, the fund will always use the shares with the lowest CDSC to fill your sell requests.

The CDSC is waived on shares sold for participant initiated distributions from State Street Research prototype retirement plans. In other cases, the CDSC is waived on shares sold for mandatory retirement distributions or for distributions because of disability or death. Consult your financial professional or the State Street Research Service Center for more information.

[MAGNIFYING GLASS] Understanding Service/Distribution Fees

As noted in the descriptions on pages 10 to 12, all share classes except Class S have annual service/distribution fees, also called 12b-1 fees.

Under its current 12b-1 plan, the fund may pay certain service and distribution fees for these classes out of fund assets. Because 12b-1 fees are an ongoing expense, they will increase the cost of your investment and, over time, could potentially cost you more than if you had paid other types of sales charges. For that reason, you should consider the effects of 12b-1 fees as well as sales loads when choosing a share class.

Some of the rule 12b-1 fees are used to compensate those financial professionals who sell fund shares and provide ongoing service to shareholders. The table on page 13 shows how these professionals' compensation is calculated.

The fund may continue to pay 12b-1 fees even if the fund is subsequently closed to new investors.

                                                                           13
                                                                           -----

[CHECK] Dealer Compensation

Financial professionals who sell shares of State Street Research funds and perform services for fund investors may receive sales commissions, annual fees and other compensation. These are paid by the fund's distributor, using money from sales charges, service/distribution (12b-1) fees and its other resources.

Brokers and agents may charge a transaction fee on orders of fund shares placed directly through them.The distributor may pay its affiliate MetLife Securities, Inc. additional compensation of up to 0.25% of certain sales or assets.

Dealer Commissions (%)              Class A    Class B(1)   Class B   Class C   Class S
------------------------------------------------------------------------------------------
Commission                         see below      4.00        4.00      1.00      0.00
     Investments up to $50,000       5.00          --          --        --        --
     $50,000 to $100,000             4.00          --          --        --        --
     $100,000 to $250,000            3.00          --          --        --        --
     $250,000 to $500,000            2.00          --          --        --        --
     $500,000 to $1 million          1.75          --          --        --        --
     First $1 to 3 million           1.00(a)       --          --        --        --
     Next $2 million                 0.75(a)       --          --        --        --
     Next $2 million                 0.50(a)       --          --        --        --
     Next $1 and above               0.25(a)       --          --        --        --
 Annual fee                          0.25         0.25        0.25      1.00      0.00

Brokers for Portfolio

Trades When placing trades for the fund's portfolio, State Street Research chooses brokers that provide the best execution (a term defined by service as well as price), but may also consider the sale of shares of the State Street Research funds by the broker.

(a) If your financial professional declines this commission, the one-year CDSC on your investment is waived.

    14                     Buying and Selling Shares
--------------------------------------------------------------------------------

[CASH REGISTER] Policies for Buying Shares

Once you have chosen a share class, the next step is to determine the amount you want to invest.

Minimum Initial Investments:

o     $1,000 for accounts that use the Investamatic program(a)

o     $2,000 for Individual Retirement Accounts(a)

o     $2,500 for all other accounts


Minimum Additional Investments:

o     $50 for any account

Complete the enclosed application. You can avoid future inconvenience by signing up now for any services you might later use.

Timing of Requests All requests received in good order by State Street Research before the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. eastern time) will be executed the same day, at that day's closing share price. Orders received thereafter will be executed the following day, at that day's closing share price.

Wire Transactions Funds may be wired between 8:00 a.m. and 4:00 p.m. eastern time. To make a same-day wire investment, please notify State Street Research by 12:00 noon of your intention to wire funds, and make sure your wire arrives by 4:00 p.m. If the New York Stock Exchange closes before 4:00 p.m. eastern time, you may be unable to make a same day wire investment. Your bank may charge a fee for wiring money.

(a) Except $500 for Individual Retirement Accounts during special promotional periods.

                         Instructions for Buying Shares                    15
--------------------------------------------------------------------------------

                                   To Open an Account                 To Add to an Account
[BRIEFCASE] Through a              Consult your financial             Consult your financial professional or
            Professional           professional or your program       your program materials.
            or Program             materials.

By Mail [MAILBOX]                  Make your check payable to "State  Fill out an investment slip from an
                                   Street Research Funds." Forward    account statement, or indicate the fund
                                   the check and your application to  name and account number on your check.
                                   State Street Research.             Make your check payable to "State Street
                                                                      Research Funds." Forward the check and
                                                                      slip to State Street Research.

[CAPITAL BUILDING] By Federal      Call to obtain an account number   Call State Street Research to obtain a
                   Funds Wire      and forward your application to    control number. Instruct your bank to
                                   State Street Research. Wire funds  wire funds to:
                                   using the instructions at right.   o State Street Bank and Trust Company,
                                                                        Boston, MA
                                                                      o ABA: 011000028
                                                                      o BNF: fund name and share class you
                                                                        want to buy
                                                                      o AC: 99029761
                                                                      o OBI: your name and your account number
                                                                      o Control: the number given to you by
                                                                        State Street Research

By Electronic [PLUG]               Verify that your bank is a member  Call State Street Research to verify
Funds Transfer                     of the ACH (Automated Clearing     that the necessary bank information is
(ACH)                              House) system. Forward your        on file for your account. If it is, you
                                   application to State Street        may request a transfer by telephone or
                                   Research. Please be sure to        Internet. If not, please ask State
                                   include the appropriate bank       Street Research to provide you with an
                                   information. Call State Street     EZ Trader application.
                                   Research to request a purchase.

[CALENDAR] By Investamatic         Forward your application, with     Call State Street Research to verify
                                   all appropriate sections           that Investamatic is in place on your
                                   completed, to State Street         account, or to request a form to add it.
                                   Research, along with a check for   Investments are automatic once
                                   your initial investment payable    Investamatic is in place.
                                   to "State Street Research Funds."

By Exchange [ARROWS GOING          Read the prospectus for the fund   Read the prospectus for the fund into
            IN OPPOSITE            into which you are exchanging.     which you are exchanging. Call State
            DIRECTIONS]            Call State Street Research or      Street Research or visit our Web site.
                                   visit our Web site.

State Street Research Service Center  PO Box 8408, Boston, MA 02266-8408           Internet www.ssrfunds.com
Call toll-free: 1-87-SSRFUNDS (1-877-773-8637)  (business days 8:00 a.m. - 6:00 p.m., eastern time)

    16                      Your Investment continued
--------------------------------------------------------------------------------

[CASH REGISTER] Policies for Selling Shares

Circumstances that Require Written Requests Please submit instructions in writing when any of the following apply:

o     you are selling more than $100,000 worth of shares

o     the name or address on the account has changed within the last 30 days

o you want the proceeds to go to a name or address not on the account registration

o you are transferring shares to an account with a different registration or share class

o you are selling shares held in a corporate or fiduciary account; for these accounts, additional documents are required:

      corporate accounts: certified copy of a corporate resolution fiduciary accounts: copy of power of attorney or other governing document

To protect your account against fraud, all signatures on these documents must be guaranteed. You may obtain a signature guarantee at most banks and securities dealers. A notary public cannot provide a signature guarantee.

Incomplete Sell Requests State Street Research will attempt to notify you promptly if any information necessary to process your request is missing.

Timing of Requests All requests received in good order by State Street Research before the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. eastern time) will be executed the same day, at that day's closing share price. Requests received thereafter will be executed the following day, at that day's closing share price.

Wire Transactions Proceeds sent by federal funds wire must total at least $5,000. A fee of $7.50 will be deducted from all proceeds sent by wire, and your bank may charge an additional fee to receive wired funds.

Selling Recently Purchased Shares If you sell shares before the check or electronic funds transfer (ACH) for those shares has been collected, you will not receive the proceeds until your initial payment has cleared. This may take up to 15 days after your purchase was recorded (in rare cases, longer). If you open an account with shares purchased by wire, you cannot sell those shares until your application has been processed.

                         Instructions for Selling Shares                  17
--------------------------------------------------------------------------------

                                To Sell Some or All of Your Shares

[BRIEFCASE]  Through a          Consult your financial professional or your
             Professional       program materials.
             or Program

By Mail [MAILBOX]               Send a letter of instruction, an endorsed stock
                                power or share certificates (if you hold certificate shares) to State Street Research.
                                Specify the fund, the account number and the dollar value or number of shares. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required (see facing page).

[CAPITAL BUILDING] By Federal   Check with State Street Research to make sure
                   Funds Wire   that a wire redemption privilege, including a
                                bank designation, is in place on your account.
                                Once this is established, you may place your request to sell shares with State Street
                                Research. Proceeds will be wired to your pre-designated bank account. (See "Wire
                                Transactions" on facing page.)

By Electronic [PLUG]            Check with State Street Research to make sure
Funds Transfer                  that the EZ Trader feature, including a bank
(ACH)                           designation, is in place on your account. Once
                                this is established, you may place your request to sell shares with State Street Research by telephone or Internet. Proceeds will be sent to your pre-designated bank account.

[COMPUTER] By Internet          Visit our Web site. Certain limitations may
                                apply.

By Telephone [TELEPHONE]        As long as the transaction does not require a
                                written request (see facing page), you or your financial professional can sell shares by calling State Street Research. A check will be mailed to your address of record on the following business day.

[ARROWS GOING IN  By Exchange   Read the prospectus for the fund into which you
OPPOSITE DIRECTIONS]            are exchanging. Call State Street Research or
                                visit our Web site.

By Systematic [CALENDAR]        See plan information on page 21.
Withdrawal Plan

State Street Research Service Center  PO Box 8408, Boston, MA 02266-8408
                                                       Internet www.ssrfunds.com
Call toll-free: 1-87-SSRFUNDS (1-877-773-8637)  (business days 8:00 a.m. -
6:00 p.m., eastern time)

    18                     Your Investment continued

[POLICIES] Account Policies

Telephone and Internet Requests When you open an account you automatically receive telephone privileges, allowing you to place requests for your account by telephone. Your financial professional can also use these privileges to request exchanges or redemptions on your account. For your protection, all telephone calls are recorded.

You may also use our Web site for submitting certain requests over the Internet.

As long as State Street Research takes certain measures to authenticate requests over the telephone or Internet for your account, you may be held responsible for unauthorized requests. Unauthorized telephone requests are rare, but if you want to protect yourself completely, you can decline the telephone privilege on your application. Similarly, you may choose not to use the Internet for your account. The fund may suspend or eliminate the telephone or Internet privileges at any time.

Exchange Privileges There is no fee to exchange shares among State Street Research funds. Your new fund shares will be the equivalent class of your current shares. Any contingent deferred sales charges will continue to be calculated from the date of your initial investment.

You must hold Class A shares of any fund for at least 30 days before you may exchange them at net asset value for Class A shares of a different fund with a higher applicable sales charge.

Frequent exchanges can interfere with fund management and drive up costs for all shareholders. Because of this, the fund currently limits each account, or group of accounts under common ownership or control, to six exchanges per calendar year. The fund may change or eliminate the exchange privilege at any time, may limit or cancel any shareholder's exchange privilege and may refuse to accept any exchange request, particularly those associated with "market timing" strategies.

For Merrill Lynch customers, exchange privileges extend to Summit Cash Reserves Fund, which is related to the fund for purposes of investment and investor services.

Accounts with Low Balances If the value of your account falls below $1,500, State Street Research may mail you a notice asking you to bring the account back up to $1,500 or close it out. If you do not take action within 60 days, State Street Research may either sell your

                                                                           19
                                                                           -----

shares and mail the proceeds to you at the address of record or, depending on the circumstances, may deduct an annual maintenance fee (currently $18).

The Fund's Business Hours The fund is open the same days as the New York Stock Exchange (generally Monday through Friday). Fund representatives are available from 8:00 a.m. to 6:00 p.m. eastern time on these days.

Calculating Share Price The fund calculates its net asset value per share (NAV) every business day at the close of regular trading on the New York Stock Exchange (but not later than 4:00 p.m. eastern time). NAV is calculated by dividing the fund's net assets by the number of its shares outstanding.

In calculating its NAV, the fund uses the last reported sale price or quotation for portfolio securities. However, in cases where these are unavailable, or when the investment manager believes that subsequent events have rendered them unreliable, the fund may use fair-value estimates instead.

Because foreign securities markets are sometimes open on different days from U.S. markets, there may be instances when the value of the fund's portfolio changes on days when you cannot buy or sell fund shares.

Reinstating Recently Sold Shares For 120 days after you sell shares, you have the right to "reinstate" your investment by putting some or all of the proceeds into any currently available State Street Research fund at net asset value. Any CDSC you paid on the amount you are reinstating will be credited to your account. You may only use this privilege once in any twelve-month period with respect to your shares of a given fund.

Additional Policies Please note that the fund maintains additional policies and reserves certain rights, including:

o Requirements for initial or additional investments, reinvestments, periodic investment plans, retirement and employee benefit plans, sponsored arrangements and other similar programs may be changed from time to time without further notice or supplement to this prospectus

o     All orders to purchase shares are subject to acceptance by the fund

o At any time, the fund may change or discontinue its sales charge waivers and any of its order acceptance practices, and may suspend the sale of its shares

o The fund may delay sending you redemption proceeds for up to seven days, or longer if permitted by the SEC

o     The fund reserves the right to redeem in kind

o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the State Street Research Service Center promptly

    20                     Your Investment continued
--------------------------------------------------------------------------------

[MAGNIFYING GLASS] Tax Considerations

Unless your investment is in a tax-deferred account, you may want to avoid:

o investing a large amount in the fund close to the end of the fiscal year or a calendar year (if the fund makes a distribution, you will receive some of your investment back as a taxable distribution)

o selling shares at a loss for tax purposes and investing in a substantially identical investment within 30 days before or after that sale (such a transaction is usually considered a "wash sale," and you will not be allowed to claim a tax loss in the current year)

["UNCLE SAM"] Distributions and Taxes

Income and Capital Gains Distributions The fund typically distributes its net income and net capital gains, if any, around the end of the fund's fiscal year, which is February 28. To comply with tax regulations, the fund may be required to pay an additional income dividend or capital gains distribution in December.

You may have your distributions reinvested in the fund, invested in a different State Street Research fund, deposited in a bank account or mailed out by check. If you do not give State Street Research other instructions, your distributions will automatically be reinvested in the fund.

Tax Effects of Distributions and Transactions In general, any dividends and short-term capital gains distributions you receive from the fund are taxable as ordinary income. Distributions of long-term capital gains are generally taxable as capital gains--in most cases, at a different rate from that which applies to ordinary income.

The tax you pay on a given capital gains distribution generally depends on how long the fund has held the portfolio securities it sold. It does not depend on how long you have owned your fund shares or whether you reinvest your distributions.

                                                                           21
                                                                           -----

Every year, the fund will send you information detailing the amount of ordinary income and capital gains distributed to you for the previous year.

The sale of shares in your account may produce a gain or loss, and is a taxable event. For tax purposes, an exchange is the same as a sale.

Your investment in the fund could have additional tax consequences. Please consult your tax professional for assistance.

Backup Withholding By law, the fund must withhold 31% of your distributions and proceeds if you have not provided complete, correct taxpayer information.

[HANDS] Investor Services

Investamatic Program Use Investamatic to set up regular automatic investments in the fund from your bank account. You determine the frequency and amount of your investments.

Systematic Withdrawal Plan

This plan is designed for retirees and other investors who want regular withdrawals from a fund account. The plan is free and allows you to withdraw up to 12% of your fund assets a year (minimum $50 per withdrawal) without incurring any contingent deferred sales charges. Certain terms and minimums apply.

EZTrader This service allows you to purchase or sell fund shares over the telephone or over the Internet through the ACH (Automated Clearing House) system.

Dividend Allocation Plan This plan automatically invests your distributions from the fund into another fund of your choice, without any fees or sales charges.

Automatic Bank Connection This plan lets you route any distributions or Systematic Withdrawal Plan payments directly to your bank account.

Retirement Plans State Street Research also offers a full range of prototype retirement plans for individuals, sole proprietors, partnerships, corporations and employees.

Call 1-87-SSRFUNDS (1-877-773-8637) for information on any of the services described above.

    22                         Other Information
--------------------------------------------------------------------------------

[CERTIFICATES] Other Securities and Risks

Each of the fund's portfolio securities and investment practices offers certain opportunities and carries various risks. Major investments and risk factors are outlined in the fund description starting on page 2. Below are brief descriptions of other securities and practices, along with their associated risks.

Restricted and Illiquid Securities Any securities that are thinly traded or whose resale is restricted can be difficult to sell at a desired time and price. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper the fund's ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element.

Foreign Investments Foreign securities are generally more volatile than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates. These risks are usually higher in less developed countries. The fund may use foreign currencies and related instruments to hedge its foreign investments.

                                                                           23
                                                                           -----

In addition, foreign securities may be more difficult to resell and the markets for them less efficient than for comparable U.S. securities. Even where a foreign security increases in price in its local currency, the appreciation may be diluted by the negative effect of exchange rates when the security's value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.

International Exposure Many U.S. companies in which the fund may invest generate significant revenues and earnings from abroad. As a result, these companies and the prices of their securities may be affected by weaknesses in global and regional economies and the relative value of foreign currencies to the U.S. dollar. These factors, taken as a whole, could adversely affect the price of fund shares.

Derivatives Derivatives, a category that includes options and futures, are financial instruments whose value derives from one or more securities, indices or currencies. The fund may use certain derivatives for hedging (attempting to offset a potential loss in one position by establishing an interest in an opposite position). This includes the use of currency-based derivatives for hedging its positions in foreign securities. The fund may also use certain derivatives for speculation (investing for potential income or capital gain).

While hedging can guard against potential risks, it adds to the fund's expenses and can eliminate some opportunities for gains. There is also a risk that a derivative intended as a hedge may not perform as expected.

The main risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative.

With some derivatives, whether used for hedging or speculation, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the fund.

Securities Lending The fund may seek additional income or fees by lending portfolio securities to qualified institutions. By reinvesting any cash

    24                    Other Information continued
--------------------------------------------------------------------------------

collateral it receives in these transactions, the fund could realize additional gains or losses. If the borrower fails to return the securities and the invested collateral has declined in value, the fund could lose money.

When-issued Securities The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Short-term Trading While the fund ordinarily does not trade securities for short-term profits, it will sell any security at any time it believes best, which may result in short-term trading. Short-term trading can increase the fund's transaction costs and may increase your tax liability if there are capital gains. In addition, foreign securities generally involve higher transaction costs per share traded.

Bonds The value of any bonds held by the fund is likely to decline when interest rates rise; this risk is greater for bonds with longer maturities. It is also possible that a bond issuer could default on principal or interest payments, causing a loss for the fund.

Defensive Investing During unusual market conditions, the fund may place up to 100% of total assets in cash or high-quality, short-term debt securities. To the extent that the fund does this, it is not pursuing its goal.

Initial Public Offerings Investments in initial public offerings ("IPOs") can have a significant positive impact on the fund's performance. The positive effect of investments in IPOs may not be sustainable because of a number of factors. The fund may not be able to buy shares in some IPOs, or may be able to buy only a small number of shares. Also, the fund may not be able to buy the shares at the commencement of the offering, and the general availability and performance of IPOs are dependent on market psychology and economic conditions. Also, the relative performance impact of IPOs is likely to decline as the fund grows.

                              Financial Highlights                         25
                                                                           -----

These highlights are intended to help you understand the fund's performance since its inception. The information in these tables has been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. Their report and the fund's financial statements are included in the fund's annual report, which is available upon request. Total return figures assume reinvestment of all distributions.

                                                          Class A
                                           -------------------------------------

Per Share Data                                            2000(a)(b)
--------------------------------------------------------------------------------
Net asset value, beginning of period ($)                    10.00
                                                            -----

  Net investment loss ($)*                                  (0.00)

  Net realized and unrealized gain
  on investments ($)                                         3.33
                                                            -----

Total from investment operations ($)                         3.33
                                                            -----

Net asset value, end of period ($)                          13.33
                                                            =====

Total return (%)(c)                                         33.30(d)

Ratios/Supplemental Data
--------------------------------------------------------------------------------
Net assets at end of period ($ thousands)                   1,654

Expense ratio (%)*                                           1.50(e)

Ratio of net investment loss
to average net assets (%)*                                  (0.13)(e)

Portfolio turnover rate (%)                                 44.48

*Reflects voluntary reduction of expenses
 per share of these amounts ($)                              0.18

(a) December 21, 1999 (commencement of operations) to February 29, 2000. During the period only Class A shares were outstanding.

(b)   Per-share figures have been calculated using the average shares method.

(c) Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the distributor and its affiliates had not voluntarily reduced the fund's expenses.

(d)   Not annualized.

(e)   Annualized.

    26                         Board of Trustees
--------------------------------------------------------------------------------

The Board of Trustees is responsible for the operation of the fund. They establish the fund's major policies, review investments, and provide guidance to the investment manager and others who provide services to the fund. The Trustees have diverse backgrounds and substantial experience in business and other areas.

Gerard P. Maus
Chief Financial Officer, Chief
Administrative Officer, Director and
Interim Chief Operating Officer
State Street Research & Management Company

Bruce R. Bond
Former Chairman of the Board,
Chief Executive Officer
and President,
PictureTel Corporation

Steve A. Garban
Former Senior Vice President for Finance and Operations and Treasurer,
The Pennsylvania State University

Dean O. Morton
Former Executive Vice President,
Chief Operating Officer and Director,
Hewlett-Packard Company

Susan M. Phillips
Dean, School of Business and Public
Management, George Washington
University, former Member of the Board of Governors of the Federal Reserve System and Chairman and Commissioner of the Commodity Futures Trading Commission

Toby Rosenblatt
President, Founders Investments Ltd.
President, The Glen Ellen Company

Michael S. Scott Morton
Jay W. Forrester Professor of
Management, Sloan School of
Management, Massachusetts
Institute of Technology

                                     Notes                                 27
--------------------------------------------------------------------------------

    28                               Notes
--------------------------------------------------------------------------------

                                     Notes                                 29
--------------------------------------------------------------------------------

    30                     For Additional Information
--------------------------------------------------------------------------------

If you have questions about the fund or would like to request a free copy of the current annual/semiannual report or SAI, contact State Street Research or your financial professional.

[LOGO] STATE STREET RESEARCH
       Service Center
       P.O. Box 8408, Boston, MA 02266
       Telephone: 1-87-SSRFUNDS
       (1-877-773-8637)
       Internet: www.ssrfunds.com

You can also obtain information about the fund, including the SAI and certain other fund documents, on the SEC's EDGAR database on the Internet at www.sec.gov, by electronic request at publicinfo@sec.gov, in person at the SEC's Public Reference Room in Washington, DC (telephone 1-202-942-8090) or by mail by sending your request, along with a duplicating fee, to the SEC's Public Reference Section, Washington, DC 20549-0102.

prospectus
--------------------------------------------------------------------------------
SEC File Number: 811-4911

You can find additional information on the fund's structure and its performance in the following documents:

Annual/Semiannual Reports While the prospectus describes the fund's potential investments, these reports detail the fund's actual investments as of the report date. Reports include a discussion by fund management of recent economic and market trends and fund performance. The annual report also includes the report of the fund's independent accountants on the fund's financial statements.

Statement of Additional Information (SAI)

A supplement to the prospectus, the SAI contains further information about the fund and its investment limitations and policies. A current SAI for this fund is on file with the Securities and Exchange Commission and is incorporated by reference (is legally part of this prospectus).

Ticker Symbols
---------------------------------------------------
Class A               (proposed)            SHSAX
Class B(1)            (proposed)            SHSPX
Class B               (proposed)            SHSBX
Class C               (proposed)            SHSCX
Class S               (proposed)            SHSSX

                                                                    HS-2489-1000
                                                 Control Number: (exp0701)SSR-LD